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                                                                  EXHIBIT 10.9.2


                                             FUTURE ADVANCE DEED TO SECURE DEBT,
                                               ASSIGNMENT OF RENTS AND LEASES
                                              AND SECURITY AGREEMENT (GEORGIA)


[COMPASS BANK LOGO]

STATE OF GEORGIA


COUNTY OF FULTON


THIS INDENTURE (herein this "DEED TO SECURE DEBT") made as of the 25 day of April, 2001, between ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership (hereinafter called the "GRANTOR," whether one or more) and COMPASS BANK (hereinafter called "BANK"), as grantee. The addresses of the Grantor and the Bank are set forth in Paragraph 5.09 hereof.

                                   WITNESSETH:

WHEREAS, Grantor is justly indebted to Bank on a loan (the "LOAN") in the principal sum of SEVENTEEN MILLION DOLLARS ($17,000,000) or so much as may from time to time be disbursed thereunder, as evidenced by a promissory note dated April 25, 2001, payable to Bank with interest thereon as provided therein (the "NOTE"), which Note has a maturity date of April 25, 2008; and

WHEREAS, Grantor may hereafter become indebted to Bank or to a subsequent holder of this Deed to Secure Debt on loans or otherwise (the Bank and any subsequent holder of this Deed to Secure Debt being referred to herein as "GRANTEE"); and

WHEREAS, the parties desire to secure the principal amount of the Note with interest, and all renewals, extensions and modifications thereof, and all refinancings of any part of the Note and any and all other additional indebtedness of Grantor to Grantee, now existing or hereafter arising, whether joint or several, due or to become due, absolute or contingent, direct or indirect, liquidated or unliquidated, and any renewals, extensions, modifications and refinancings thereof, and whether incurred or given as maker, endorser, guarantor or otherwise, and whether the same be evidenced by note, open account, assignment, endorsement, guaranty, pledge or otherwise (herein "OTHER INDEBTEDNESS").

NOW, THEREFORE, the Grantor, in consideration of Grantee's making the Loan, and to secure the prompt payment of same, with the interest thereon, and any extensions, renewals, modifications and refinancings of same, and any charges herein incurred by Grantee on account of Grantor, including but not limited to attorneys' fees, and any and all Other Indebtedness as set forth above, and further to secure

LOAN NO. _____________     THIS INSTRUMENT   Robert W. Reardon
                           PREPARED BY:      MORRIS, MANNING & MARTIN, L.L.P.
                                             1600 Atlanta Financial Center
                                             3343 Peachtree Road
                                             Atlanta, GA  30326

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the performance of the covenants, conditions and agreements hereinafter set forth and set forth in the Note and set forth in all other documents evidencing, securing or executed in connection with the Loan (this Deed to Secure Debt, the Note and such other documents are sometimes referred to herein as the "LOAN DOCUMENTS"), and as may be set forth in instruments evidencing or securing Other Indebtedness (the "OTHER INDEBTEDNESS INSTRUMENTS") has given, granted, bargained, sold and conveyed and does hereby give, grant, bargain, sell, convey and confirm unto the Grantee, its successors and assigns, the following described land, real estate, estates, buildings, improvements, fixtures, furniture, and personal property (which together with any additional such property in the possession of the Grantee or hereafter acquired by the Grantor and subject to the lien of this Deed to Secure Debt, or intended to be so, as the same may be constituted from time to time is hereinafter sometimes referred to as the " PROPERTY") to-wit:

         (A) All that tract or parcel or parcels of land and estates particularly described on EXHIBIT A attached hereto and made a part hereof (the "LAND");

         (B) All buildings, structures, and improvements of every nature whatsoever now or hereafter situated on the Land, and all fixtures, fittings, building materials, machinery, equipment, furniture and furnishings and personal property of every nature whatsoever now or hereafter owned by the Grantor and used or intended to be used in connection with or with the operation of said property, buildings, structures or other improvements, including all extensions, additions, improvements, betterments, renewals, substitutions, replacements and accessions to any of the foregoing, whether such fixtures, fittings, building materials, machinery, equipment, furniture, furnishings and personal property actually are located on or adjacent to the Land or not, and whether in storage or otherwise, and wheresoever the same may be located (the "IMPROVEMENTS");

         (C) All accounts, general intangibles, contracts and contract rights relating to the Land and Improvements, whether now owned or existing or hereafter created, acquired or arising, including without limitation, all construction contracts, architectural services contracts, management contracts, leasing agent contracts, purchase and sales contracts, put or other option contracts, and all other contracts and agreements relating to the construction of improvements on, or the operation, management and sale of all or any part of the Land and Improvements;

         (D) Together with all easements, rights of way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, leases, subleases, licenses, rights, titles, interests, privileges, liberties, tenements, hereditaments, and appurtenances whatsoever, in any way belonging, relating or appertaining to any of the property hereinabove described, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by the Grantor, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof, and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of the Grantor of, in and to the same, including but not limited to:

                  (I) All rents, royalties, profits, issues and revenues of the Land and Improvements from time to time accruing, whether under leases or tenancies now existing or hereafter created; and

                  (II) All judgments, awards of damages and settlements hereafter made resulting from condemnation proceedings or the taking of the Land and Improvements or any part thereof under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the Land and Improvements or any part thereof, or to any rights appurtenant thereto, including any award for change of grade or streets. Grantee hereby is authorized on behalf of and in the name of Grantor to execute and deliver valid acquittances for, and appeal from, any such judgments or awards. Grantee may apply all such sums or any part thereof so received, after the payment of all its expenses, including costs and attorneys' fees, on any of the indebtedness secured hereby in such manner as it elects or, at its option, the entire amount or any part thereof so received may be released;

         (E) All cash and non-cash proceeds and all products of any of the foregoing items or types of property described in (a), (b),
                  (c) or (d) above, including, but not limited to, all insurance, contract and tort proceeds and claims, and including all inventory, accounts, chattel paper, documents, instruments, equipment, fixtures, consumer goods and general intangibles acquired with cash proceeds of any of the foregoing items or types of property described in (a), (b),
                  (c) or (d) above.

TO HAVE AND TO HOLD the Property and all parts thereof unto the Grantee, its successors and assigns, in fee simple forever, subject, however. to the terms and conditions herein.

         This Deed to Secure Debt is intended to operate and is to be construed as a deed passing the title to the Property to Grantee and is made under those provisions of the existing laws of the State of Georgia relating to deeds to secure debt, and not as a mortgage, and is given to secure the payment of the following described indebtedness (hereinafter referred to collectively as the "Secured Indebtedness"):

         (a) The debt evidenced by the Note, together with any and all renewals, modifications, consolidations and extensions of the indebtedness evidenced by the Note; and

         (b) Any and all additional advances made by Grantee to protect or preserve the Property or the security interest created hereby on the Premises, or for taxes, assessments or insurance premiums as hereinafter provided, or for performance of any of Grantor's

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obligations hereunder or for any other purpose provided herein (whether or not the original Grantor remains the owner of the Property at the time of such advances);

         (c) All obligations of Grantor to Grantee under that certain Loan Agreement of even date herewith by and between Grantor and Grantee ("Loan Agreement"); and

         (d) All obligations of Grantor to Grantee under any agreement between Grantor and Grantee or any affiliate of Grantee, now existing or hereafter entered into with respect to the Loan, which provides for an interest rate or commodity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross-currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging Grantor's exposure to fluctuations in interest rates, currency calculations or commodity prices (collectively the "Swap Agreement").

Should the Secured Indebtedness be paid according to the tenor and effect thereof when the same shall become due and payable, and should Grantor perform all covenants herein contained in a timely manner, then this Deed to Secure Debt shall be canceled and surrendered.

AND the Grantor further represents, warrants, covenants and agrees with the Grantee as follows:

                                    ARTICLE I
                                     GENERAL

1.01 PERFORMANCE OF DEED TO SECURE DEBT, NOTE AND LOAN DOCUMENTS. The Grantor shall perform, observe and comply with all provisions hereof, of the Note, of the other Loan Documents, and of the Other Indebtedness Instruments, and shall duly and punctually pay to the Grantee the sum of money expressed in the Note, with interest thereon, and all other sums required to be paid by the Grantor pursuant to the provisions of this Deed to Secure Debt, of the Note, of the other Loan Documents, and of the Other Indebtedness Instruments, all without any deductions or credit for taxes or other similar charges paid by the Grantor.

1.02 WARRANTY OF TITLE. Grantor hereby warrants that it is lawfully seized of an indefeasible estate in fee simple in the land and real property hereby mortgaged, or is lawfully seized of such other estate or interest as is described on EXHIBIT A hereto, and has good and absolute title to all existing personal property hereby granted as security, and has good right, full power and lawful authority to sell, convey and grant a security interest in the same in the manner and form aforesaid; that the same is free and clear of all grants, reservations, security interests, liens, charges, and encumbrances whatsoever, subject to those matters set forth on EXHIBIT B attached hereto and by this reference incorporated herein (the "Permitted Exceptions"), including, as to the personal property and fixtures, conditional sales contracts, chattel mortgages, security agreements, financing statements, and anything of a similar nature, and that Grantor shall and will warrant and forever defend the title thereto and the quiet use and enjoyment thereof unto the Grantee, their respective heirs, successors and assigns, against the lawful claims of all persons whomsoever, subject to the Permitted Exceptions.

1.03 FUTURE ADVANCES, REVOLVING AND OPEN-END LOANS, AND OTHER DEBTS. It is expressly understood that this Deed to Secure Debt is given to and does secure not only the Loan and the Note and future obligations and advances incurred thereunder, but also any and all present and future Other Indebtedness, obligations and liabilities, direct or contingent, of the Grantor to the Grantee, whether now existing or hereafter arising, and any and all extensions, renewals, modifications and refinancings of same, or any part thereof, whether the same be evidenced by note, open account, assignment, endorsement, guaranty, pledge or otherwise. The Loan and the Other Indebtedness may, if provided in the applicable loan instruments, provide for revolving or open-end loans and advances, all of which shall be secured by this Deed to Secure Debt.

1.04 MONTHLY TAX DEPOSIT. After the occurrence of an Event of Default, and if required by Grantee, Grantor shall pay on the first day of each month one-twelfth (1/12) of the yearly taxes on the Property, as estimated by Grantee, in addition to each regular installment of principal and interest. Such sums shall not draw interest and shall not be, nor be deemed to be, trust funds, but may be commingled with the general funds of Grantee. Grantor agrees to pay Grantee the amount of any deficiency necessary to enable Grantee to pay such taxes when due. Such sums may be applied by the Grantee to the reduction of the indebtedness secured hereby in any manner selected by Grantee if an Event of Default shall occur under this Deed to Secure Debt or under the Note, any of the other Loan Documents, or any of the Other Indebtedness Instruments, but, unless otherwise agreed by the Grantee in writing, no application of tax deposits to the Note, to Other Indebtedness, or to other obligations secured hereby, shall delay, reduce, alter or otherwise affect any regularly scheduled payment with respect to the Loan, the Other Indebtedness, or any such other obligations.

1.05     OTHER TAXES, UTILITIES AND LIENS.

         (A) The Grantor shall pay promptly, when and as due, and, if requested, will exhibit promptly to the Grantee receipts for the payment of all taxes, assessments, water rates, utility charges, dues, charges, fines, penalties, costs and other expenses incurred, and impositions of every nature whatsoever imposed, levied or assessed or to be imposed, levied or assessed upon or against the Property or any part thereof or upon the revenues, rents, issues and profits of the Property or arising in respect of the occupancy, use or possession thereof, or upon the interest of the Grantee in the Property (other than any of

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                  the same for which provision has been made in Paragraph 1.04 of this Article I), or any charge which, if unpaid, would become a lien or charge upon the Property.

         (B) The Grantor promptly shall pay or bond and shall not suffer any mechanic's, laborer's, statutory or other lien to be created or to remain outstanding upon any of the Property.

         (C) In the event of the passage of any state, federal, municipal or other governmental law, order, rule or regulation, subsequent to the date hereof, in any manner changing or modifying the laws now in force governing the taxation of mortgages or debts secured by mortgages or the manner of collecting taxes, then Grantor immediately shall pay any increased taxes if allowed by law, and if Grantor fails to pay such additional taxes, or if Grantor is prohibited from paying such taxes, or if Grantee in any way is adversely affected by such law, order, rule or regulation, then in any of such events, all indebtedness secured by this Deed to Secure Debt and all interest accrued thereon shall without notice become due and payable forthwith at the option of the Grantee.

1.06     INSURANCE.

         (A) The Grantor shall procure for, deliver to, and maintain for the benefit of the Grantee during the term of this Deed to Secure Debt insurance policies in such amounts as the Grantee shall require, insuring the Property against fire, extended coverage, war damage (if available), and such other insurable hazards, casualties and contingencies as the Grantee may require. During the construction period, Grantor shall procure for, deliver to and maintain builder's risk/extended multi-peril hazard insurance. After completion of construction of the improvements on the Property and upon lease-up of the Property, Grantor shall procure loss of rent insurance in an amount equal to 100% of twelve (12) months' gross rental from the Property. The form of such policies and the companies issuing them shall be acceptable to the Grantee. All policies shall contain a New York standard, non-contributory mortgagee endorsement making losses payable to the Grantee, as mortgagee. At least fifteen (15) days prior to the expiration date of all such policies, renewals thereof satisfactory to the Grantee shall be delivered to the Grantee. The Grantor shall deliver to the Grantee receipts evidencing the payment of all such insurance policies and renewals. In the event of the foreclosure of this Deed to Secure Debt or any transfer of title to the Property in partial or full extinguishment of the indebtedness secured hereby, all right, title and interest of the Grantor, or its assigns, in and to all insurance policies then in force shall pass to the purchaser or grantee.

         (B) The Grantee hereby is authorized and empowered, at its option, to adjust or compromise any loss under any insurance policies on the Property, and to collect and receive the proceeds from any such policy or policies. Each insurance company hereby is authorized and directed to make payment for all such losses directly to the Grantee instead of to the Grantor and Grantee jointly. After deducting from said insurance proceeds any expenses incurred by Grantee in the collection or handling of said funds, the Grantee may apply the net proceeds, at its option, either toward repairing or restoring the improvements on the Property, or as a credit on any portion of the Grantor's indebtedness selected by Grantee, whether then matured or to mature in the future, or at the option of the Grantee, such sums either wholly or in part may be used to repair such improvements, or to build new improvements in their place or for any other purpose and in a manner satisfactory to the Grantee, all without affecting the lien of this Deed to Secure Debt for the full amount secured hereby before such payment took place. Grantee shall not be liable to Grantor or otherwise responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure.

         (C) After the occurrence of an Event of Default, and if required by the Grantee, the Grantor shall pay on the first day of each month, in addition to any regular installment of principal and interest and other charges with respect to indebtedness secured hereby, and the monthly tax deposit provided for in Paragraph 1.04 hereof, one-twelfth (1/12) of the yearly premiums for insurance maintained pursuant to the provisions of this Paragraph 1.06. Such amount shall be used by Grantee to pay such insurance premiums when due. Such added payments shall not be, nor be deemed to be, trust funds, but may be commingled with the general funds of the Grantee, and no interest shall be payable in respect thereof. Upon demand of the Grantee, the Grantor agrees to deliver to the Grantee such additional moneys as are necessary to make up any deficiencies in the amounts deposited by Grantor with Grantee pursuant to this Paragraph 1.06 to enable the Grantee to pay such insurance premiums when due. In the event of an Event of Default hereunder or of a default by Grantor under the Note, any other Loan Documents, or any Other Indebtedness Instruments, the Grantee may apply such sums to the reduction of the indebtedness secured hereby in any manner selected by Grantee, but, unless otherwise agreed by the Grantee in writing, no application of insurance proceeds to the Loan, to Other Indebtedness, or to other obligations secured hereby, shall delay, reduce, alter or otherwise affect any regularly scheduled payment with respect to the Loan, the Other Indebtedness, or any such other obligations.

1.07 CONDEMNATION. If all or any part of the Property shall be damaged or taken through condemnation (which term when used in this Deed to Secure Debt shall include any damage or taking by any governmental or private authority, and any transfer by private sale in lieu thereof), either temporarily or permanently, the entire indebtedness secured hereby shall at the option of the Grantee become immediately due and payable. The Grantee shall be entitled to all compensation, awards, and other payments or relief for any condemnation and hereby is authorized, at its option, to commence, appear in and prosecute, in its own or the Grantor's name, any action or proceeding relating to any condemnation, and to settle or compromise any claim in connection therewith. All such compensation, awards, damages, claims, rights of action and proceeds and the

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right thereto are hereby assigned by the Grantor to the Grantee, which, after deducting therefrom all its expenses, including attorneys' fees, may release any moneys so received by it without affecting the lien of this Deed to Secure Debt or may apply the same in such manner as the Grantee shall determine to the reduction of the indebtedness secured hereby, and any balance of such moneys then remaining shall be paid to the Grantor. The Grantor agrees to execute such further assignments of any compensations, awards, damages, claims, rights of action and proceeds as the Grantee may require. The Grantor promptly shall notify the Grantee in the event of the institution of any condemnation or eminent domain proceeding or in the event of any threat thereof. The Grantee shall be entitled to retain, at the expense of the Grantor, its own legal counsel in connection with any such proceedings or threatened proceedings. Grantee shall be under no obligation to the Grantor or to any other person to determine the sufficiency or legality of any condemnation award and may accept any such award without question or further inquiry.

1.08     CARE OF THE PROPERTY.

         (A) The Grantor will preserve and maintain the Property in good condition and repair, and shall not commit or suffer any waste and shall not do or suffer to be done anything which will increase the risk of fire or other hazard to the Property or any part thereof.

         (B) Except as otherwise provided herein, no buildings, fixtures, personal property, or other part of the Property shall be removed, demolished or substantially altered without the prior written consent of the Grantee. The Grantor may sell or otherwise dispose of, free from the lien of this Deed to Secure Debt, furniture, furnishings, equipment, tools, appliances, machinery or appurtenances, subject to the lien hereof which may become worn out, undesirable, obsolete, disused or unnecessary for use in the operation of the Property, not exceeding in value at the time of disposition thereof Five Thousand Dollars ($5,000.00) for any single transaction, or a total of Twenty Thousand Dollars ($20,000.00) in any one year, upon replacing the same with, or substituting for the same, free and clear of all liens and security interests except those created by the Loan Documents or Other Indebtedness Instruments, other furniture, furnishings, equipment, tools, appliances, machinery or appurtenances not necessarily of the same character, but of at least equal value and of equal or greater utility in the operation of the Property, and costing not less than the amount realized from the property sold or otherwise disposed of. Such substitute furniture, furnishings, equipment, tools, appliances, machinery and appurtenances shall forthwith become, without further action, subject to the provisions of this Deed to Secure Debt.

         (C) If the Property or any part thereof is damaged by fire or any other cause, the Grantor shall give immediate written notice of the same to the Grantee.

         (D) The Grantee hereby is authorized, upon 24 hours prior notice, to enter upon and inspect the Property, and to inspect the Grantor's or Grantor's agent's records with respect to the ownership, use, management and operation of the Property, at any time during normal business hours.

         (E) If all or any part of the Property shall be damaged by fire or other casualty, the Grantor promptly shall restore the Property to the equivalent of its original condition, regardless of whether or not there shall be any insurance proceeds therefor; provided, however, that if there are insurance proceeds, the Grantor shall not be required to restore the Property as aforesaid unless the Grantee shall apply any net proceeds from the casualty in question and held by Grantee, as allowed under Paragraph 1.06, toward restoring the damaged improvements.

1.09     FURTHER ASSURANCES; AFTER-ACQUIRED PROPERTY.

         (A) At any time, and from time to time, upon request by the Grantee, the Grantor, at Grantor's expense, will make, execute and deliver or cause to be made, executed and delivered to the Grantee and, where appropriate, to cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or refiled at such time and in such offices and places as shall be deemed desirable by the Grantee any and all such other and further mortgages, instruments of further assurance, certificates and other documents as may, in the opinion of the Grantee, be necessary or desirable in order to effectuate, complete, or perfect, or to continue and preserve the obligation of the Grantor under the Note and this Deed to Secure Debt, and the priority of this Deed to Secure Debt as a first and prior security title to all of the Property, whether now owned or hereafter acquired by the Grantor. Upon any failure by the Grantor so to do, the Grantee may make, execute, and record any and all such mortgages, instruments, certificates, and documents for and in the name of the Grantor, and the Grantor hereby irrevocably appoints the Grantee the agent and attorney-in-fact of the Grantor so to do. The rights and title hereunder automatically will attach, without further act, to all after-acquired property (except consumer goods, other than accessions, not acquired within ten
                  (10) days after the Grantee has given value under the Note) attached to and/or used in the operation of the Property or any part thereof.

         (B) Without limitation to the generality of the other provisions of this Deed to Secure Debt, including subparagraph (a) of this Paragraph 1.09, it hereby expressly is covenanted, agreed and acknowledged that the lien and rights hereunder automatically will attach to any further, greater, additional, or different estate, rights, titles or interests in or to any of the Property at any time acquired by the Grantor by whatsoever means, including that in the event the Grantor is the owner of an estate or interest in the Property or any part thereof (such as, for example, as the lessee or tenant) other than as the fee simple owner thereof, and prior to the satisfaction of record of this Deed to Secure Debt the Grantor obtains or otherwise acquires such fee simple or other estate, then such further, greater, additional, or different estate in the Property, or a part thereof, shall automatically, and without any further action or filing or recording on the part of the Grantor or the Grantee or any other person or entity, be and become subject to this Deed to Secure Debt and the lien hereof. In consideration of Grantee's making the Loan as aforesaid, and to secure the Loan, the Other Indebtedness and obligations set forth above, Grantor hereby grants, bargains, sells and conveys to Grantee, on the same terms as set forth in this Deed to Secure Debt and intended to be a part hereof, all such after-acquired property and estates.

1.10 ADDITIONAL SECURITY. The Grantee also shall have and hereby is granted a security interest in all monies, securities and other property of the Grantor, now or hereafter assigned, held, received, or coming into the possession, control, or custody of the Grantee by or for the account of the Grantor (including indebtedness due from the Grantee to the Grantor, and any and all claims of Grantor against Grantee, at any time existing) whether expressly as collateral security, custody, pledge, transmission, collection or for any other purpose, and also upon any and all deposit balances, including any dividends declared, or interest accruing thereon, and proceeds thereof. On an Event of Default, the Grantee may, in addition to any other rights provided by this Deed to Secure Debt or any of the other Loan Documents, but shall not be obligated to, apply to the payment of the Loan or Other Indebtedness secured hereby, and in such manner as the Grantee may determine, any such monies, securities or other property held or controlled by the Grantee. No such application of funds shall, unless otherwise expressly agreed by the Grantee in writing, reduce, alter, delay or otherwise affect any regularly scheduled payment with respect to the Loan or such Other Indebtedness or obligations.

1.11 LEASES AFFECTING PROPERTY. The Grantor shall comply with and observe its obligations as landlord or tenant under all leases affecting the Property or any part thereof. If requested by Grantee, Grantor shall furnish Grantee with executed copies of all leases now or hereafter existing on the Property; and all leases now or hereafter entered into will be in form and substance subject to the approval of Grantee. Grantor shall not accept payment of rent more than one
(1) month in advance without the express written consent of Grantee. If requested by the Grantee, the Grantor shall execute and deliver to Grantee, as additional security, such other documents as may be requested by Grantee to evidence further the assignment to Grantee hereunder, and to assign any and all such leases whether now existing or hereafter created, including, without limitation, all rents, royalties, issues and profits of the Property from time to time accruing. The Grantor shall not cancel, surrender or modify any lease affecting the Property or any part thereof without the written consent of the Grantee; provided, that if the Property is a residential apartment complex, this paragraph shall not apply to leases (a) entered into on forms approved by Grantee, or (b) modified, amended or terminated in the ordinary course of business of operating a residential apartment complex.

1.12 EXPENSES. The Grantor shall pay or reimburse the Grantee for all reasonable attorneys' fees, costs and expenses incurred by the Grantee in connection with the collection of the indebtedness secured hereby or the enforcement of any rights or remedies provided for in this Deed to Secure Debt, in any of the other Loan Documents or the Other Indebtedness Instruments, or as may otherwise be provided by law, or incurred by Grantee in any proceeding involving the estate of a decedent or an insolvent, or in any action, proceeding or dispute of any kind in which the Grantee is made a party, or appears as party plaintiff or defendant, affecting this Deed to Secure Debt, the Note, any of the other Loan Documents, any of the Other Indebtedness Instruments, Grantor or the Property, including but not limited to the foreclosure of this Deed to Secure Debt, any condemnation action involving the Property, any environmental condition of or affecting the Property, or any action to protect the security hereof; and any such amounts paid or incurred by the Grantee shall be added to the indebtedness secured hereby and shall be further secured by this Deed to Secure Debt.

1.13 PERFORMANCE BY GRANTEE OF DEFAULTS BY GRANTOR. If the Grantor shall default in the payment of any tax, lien, assessment or charge levied or assessed against the Property, or otherwise described in Paragraphs 1.04 and 1.05 hereof; in the payment of any utility charge, whether public or private; in the payment of insurance premiums; in the procurement of insurance coverage and the delivery of the insurance policies required hereunder; or in the performance or observance of any other covenant, condition or term of this Deed to Secure Debt, of the Note, of any of the other Loan Documents, or of any of the Other Indebtedness Instruments, then the Grantee, at its option, may perform or observe the same; and all payments made for costs or expenses incurred by the Grantee in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by the Grantor to the Grantee with interest thereon calculated in the manner set forth in the Note, and at the default interest rate specified in the Note, or, if no default interest rate is specified, then at the rate set forth in the Note, plus two percentage points (2%). The Grantee shall be the sole judge of the legality, validity and priority of any such tax, lien, assessment, charge, claim and premium, of the necessity for any such actions and of the amount necessary to be paid in satisfaction thereof. The Grantee hereby is empowered to enter and to authorize others to enter upon the Property or any part thereof for the purpose of performing or observing any such defaulted covenant, condition or term, without thereby becoming liable to the Grantor or any person in possession holding under the Grantor for trespass or otherwise.

1.14 BOOKS AND RECORDS. The Grantor shall keep and maintain at all times full, true and accurate books of accounts and records, adequate to reflect correctly the results of the operation of the Property. Upon request of the Grantee, the Grantor shall furnish to the Grantee (i) within one hundred twenty
(120) days after the end of the Grantor's fiscal year a balance sheet and a statement of income and expenses, both in reasonable detail and form satisfactory to Grantee and certified by a Certified Public Accountant, and (ii) within ten (10) days after request therefor from Grantee, a rent schedule of the Property, certified by the Grantor, showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date and the rent paid.

1.15 ESTOPPEL AFFIDAVITS. The Grantor within ten (10) days after written request from the Grantee shall furnish a written statement, duly acknowledged, setting forth the unpaid principal of and interest on the Loan and Other Indebtedness and whether or not any offsets or defenses exist against any principal and interest.

1.16 ALIENATION OR SALE OF PROPERTY. The Grantor shall not sell, assign, mortgage, encumber, grant a security interest in or otherwise convey all or any part of the Property without obtaining the express written consent of the Grantee at least thirty (30) days prior to such conveyance. If Grantor should sell, assign, mortgage, encumber, grant a security interest in or convey all, or any part, of the Property without such consent by Grantee, then, in such event, the entire balance of the indebtedness (including the Loan and all Other Indebtedness) secured by this Deed to Secure Debt and all interest accrued thereon (or such parts as Grantee may elect) shall without notice become due and payable forthwith at the option of the Grantee. Notwithstanding anything to the contrary in the foregoing, Grantor shall have the right, without prior consent of Grantee but with written notice thereof, to transfer the Property to Roberts Realty Investors, Inc.

1.17 ENVIRONMENTAL AND COMPLIANCE MATTERS. Grantor represents, warrants and covenants as follows:

         (A) Based on the Phase I Environmental Site Assessment prepared by Law Engineering dated April 6, 1998 (the "Environmental Report") and except as set forth therein, no Hazardous Materials (hereinafter defined) have been, are, or will be, while any part of the indebtedness secured by this Deed to Secure Debt remains unpaid, contained in, treated, stored, handled, generated, located on, discharged from, or disposed of on, or constitute a part of, the Property except in conformance with environmental law. As used herein, the term "HAZARDOUS MATERIALS" includes, without limitation, any asbestos, urea formaldehyde foam insulation, flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related or unrelated substances or materials defined, regulated, controlled, limited or prohibited in the Comprehensive Environmental Response Compensation and Liability Act of 1980 ("CERCLA") (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Sections 1801, et seq.), the Resource Conservation and Recovery Act ("RCRA") (42 U.S.C. Sections 6901, et seq.), the Clean Water Act (33 U.S.C. Sections 1251, et seq.), the Clean Air Act (42 U.S.C. Sections 7401, et seq.), the Toxic Substances Control Act (15 U.S.C. Sections 2601, et seq.), each such Act as amended from time to time, and in the rules and regulations adopted and publications promulgated pursuant thereto, and in the rules and regulations of the Occupational Safety and Health Administration ("OSHA") pertaining to occupational exposure to asbestos, as amended from time to time, or in any other federal, state or local environmental law, ordinance, rule, or regulation now or hereafter in effect;

         (B) Based on the Environmental Report and except as set forth therein, no underground storage tanks, whether in use or not in use, are located in, on or under any part of the Property;

         (C) Based on the Environmental Report and except as set forth therein, all of the Property complies and will comply in all respects with applicable environmental laws, rules, regulations, and court or administrative orders;

         (D) There are no pending claims or threats of claims by private or governmental or administrative authorities relating to environmental impairment, conditions, or regulatory requirements with respect to the Property;

         (E) The Grantor promptly shall comply with all present and future laws, ordinances, rules, regulations, orders and decrees of any governmental authority affecting the Property or any part thereof. Without limiting the foregoing, the Grantor represents and covenants that the Property is in present compliance with, and in the future shall comply with, as applicable, the Americans With Disabilities Act of 1990, ("ADA") (42 U.S.C. Sections 12101, et seq), as amended from time to time, and in the rules and regulations adopted and publications promulgated pursuant thereto.

         (F) Grantor shall give immediate oral and written notice to Grantee of its receipt of any notice of a violation of any law, rule or regulation covered by this Paragraph 1.17, or of any notice of other claim relating to the environmental or physical condition of the Property, or of its discovery of any matter which would make the representations, warranties and/or covenants herein to be inaccurate or misleading in any respect.

Grantor agrees to and does hereby indemnify and hold Grantee harmless from all loss, cost, damage, claim and expense incurred by Grantee on account of (i) the violation of any representation or warranty set forth in this Paragraph 1.17,
(ii) Grantor's failure to perform any obligations of this Paragraph 1.17, (iii) Grantor's or the Property's failure to fully comply with all environmental laws, rules and regulations, with all occupational health and safety laws, rules and regulations, or with the ADA, as applicable, or (iv) any other matter related to environmental or physical conditions on, under or affecting the Property. This indemnification shall survive the closing of the Loan, payment of the Loan, the exercise of any right or remedy under any Loan Document, and any subsequent sale or transfer of the Property, and all similar or related events or occurrences. However, this indemnification shall not apply to any new Hazardous Materials first stored, generated or placed on the Property after the acquisition of title to the Property by Grantee through foreclosure or deed in lieu of foreclosure or after purchase by a third party after the Loan has been paid in full.

1.18 INSPECTION RIGHTS AND EASEMENTS. In addition to other inspection rights of Grantee, the Grantor shall and hereby does grant and convey to the Grantee, its agents, representatives, contractors, and employees, to be exercised by Grantee following an Event of Default hereunder or under any of the other Loan Documents, an easement and license to enter on the Property at any time upon 24 hours prior notice for the purpose of making such audits, tests, inspections, and examinations, including, without limitation, inspection of buildings and improvements, subsurface exploration and testing and groundwater testing (herein "INSPECTIONS"), as the Grantee, in its sole discretion, deems necessary, convenient, or proper to determine the condition and use of the Property, to make an inventory of the Property, and to determine whether the ownership, use and operation of the Property are in compliance with all federal, state, and local laws, ordinances, rules, and regulations, including, without limitation, environmental laws, health and public accommodation laws, and the ADA, as applicable, and ordinances, rules and regulations relating thereto. Notwithstanding the grant of the above easement and license to the Grantee, the Grantee shall have no obligation to perform any such Inspections, or to take any remedial action. All the costs and expenses incurred by the Grantee with respect to any Inspections which the Grantee may conduct or take pursuant to this Paragraph 1.18, including, without limitation, the fees of any engineers, laboratories, and contractors, shall be repaid by the Grantor, with interest, and shall be secured by this Deed to Secure Debt and the other Loan Documents.

                                   ARTICLE II
                         ASSIGNMENT OF RENTS AND LEASES

2.01 ASSIGNMENT. Grantor, in consideration of Grantee's making the Loan as aforesaid and for other good and valuable consideration, and to secure the prompt payment of same, with the interest thereon, and any extensions, renewals, modifications and refinancings of same, and any charges herein incurred by Grantee on account of Grantor, including but not limited to attorneys' fees, and any and all Other Indebtedness, and further to secure the performance of the covenants, conditions and agreements hereinafter set forth and set forth in the Note, in the other Loan Documents, and in the Other Indebtedness Instruments, does hereby sell, assign and transfer unto the Grantee all leases, subleases and lease guaranties of or relating to all or part of the Property, whether now existing or hereafter created or arising, including without limitation those certain leases, if any, specifically described on an exhibit to this Deed to Secure Debt, and all the rents, issues and profits now due and which may hereafter become due under or by virtue of any such lease, whether written or verbal, or any letting of, or of any agreement for the use or occupancy of the Property or any part thereof, which may have been heretofore or may be hereafter made or agreed to or which may be made or agreed to by the Grantee under the powers herein granted, it being the intention of the parties to hereby establish an absolute transfer and assignment of all the said leases, subleases, lease guaranties and agreements, and all the avails thereof, to the Grantee, and the Grantor does hereby appoint irrevocably the Grantee its true and lawful attorney in its name and stead (with or without taking possession of the aforesaid Property as hereinafter provided), to rent, lease or let all or any portion of the Property to any party or parties at such rental and upon such term, in its discretion as it may determine, and to collect all of said avails, rents, issues and profits arising from or accruing at any time hereafter, and all now due, or that may hereafter become due under each and all of the leases, subleases, lease guaranties and agreements, written or verbal, or other tenancy existing or which may hereafter exist on the Property, with the same rights and powers and subject to the same immunities, exoneration of liability and rights of recourse and indemnity as the Grantee would have upon taking possession of the Property pursuant to the provisions hereinafter set forth.

2.02 PREPAYMENT OF RENT. The Grantor represents and agrees that no rent has been or will be paid by any person in possession of any portion of the Property for more than one installment in advance and that the payment of none of the rents to accrue for any portion of said Property has been or will be waived, released, reduced, or discounted, or otherwise discharged or compromised by the Grantor, except in the ordinary course of business. The Grantor waives any right of setoff against any person in possession of any portion of the Property. The Grantor agrees that it will not assign any of the rents or profits except to the purchaser or grantee of the Property.

2.03 NOT MORTGAGEE IN POSSESSION; NO LIABILITY. Nothing herein contained shall be construed as constituting the Grantee as "mortgagee in possession" in the absence of the taking of actual possession of the Property by the Grantee pursuant to the provisions hereinafter contained. In the exercise of the powers herein granted the Grantee, no liability shall be asserted or enforced against the Grantee, all such liability being expressly waived and released by the Grantor.

2.04 PRESENT ASSIGNMENT. It is the intention of the parties that this assignment of rents and leases shall be a present assignment; however, it is expressly understood and agreed, anything herein contained to the contrary notwithstanding, that Grantor shall have the right to collect the rents so long as there exists no Event of Default under this Deed to Secure Debt, and provided further, that Grantor's right to collect such rents shall terminate and cease automatically upon the occurrence of any such Event of Default without the necessity of any notice or other action whatsoever by Grantee.

2.05 NO OBLIGATION OF GRANTEE UNDER LEASES. The Grantee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under any leases, subleases or rental agreements relating to the Property, and the Grantor shall and does hereby agree to indemnify and hold the Grantee harmless of and from any and all liability, loss or damage which it may or might incur under any leases, subleases or agreements or under or by reason of the assignment thereof and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in said leases, subleases or agreements. Should the Grantee incur any such liability, loss or damage, under said leases or under or by reason of the assignment thereof, or in the defense of any claims or demands asserted against the Grantee in connection with any one or more of said leases, subleases or agreements, the Grantor agrees to reimburse the Grantee for the amount thereof, including costs, expenses and reasonable attorneys' fees immediately upon demand, and until the same are fully reimbursed by the Grantor, all such costs, expenses and attorneys' fees shall be secured by the assignment hereunder and by this Deed to Secure Debt.

2.06 INSTRUCTION TO LESSEES. The Grantor does further specifically authorize and instruct each and every present and future lessee, tenant, sublessee or subtenant of the whole or any part of the Property to pay all unpaid rental agreed upon in any lease, sublease or tenancy to the Grantee upon receipt of demand from said Grantee to pay the same.

2.07 DEFAULT (ASSIGNMENT). Upon the occurrence of any Event of Default, as described in Paragraph 4.01 of this Deed to Secure Debt, then, in addition to the right to demand and collect directly from tenants rents accruing from leases of the Property, Grantee shall have all rights and remedies set forth in Article IV or elsewhere in this Deed to Secure Debt.

                                   ARTICLE III
                               SECURITY AGREEMENT

3.01 GRANT OF SECURITY INTEREST. Grantor (the "debtor" for purposes of the Uniform Commercial Code), in consideration of Grantee's (the "secured party" for purposes of the Uniform Commercial Code) making the Loan as aforesaid and for other good and valuable consideration, and to secure the prompt payment of same, with the interest thereon, and any extensions, renewals, modifications and refinancings of same, and any charges herein incurred by Grantee on account of Grantor, including but not limited to attorneys' fees, and any and all Other Indebtedness, and further to secure the performance of the covenants, conditions and agreements hereinafter set forth and set forth in the Note, in the other Loan Documents, and in the Other Indebtedness Instruments, does hereby assign and grant to Grantee title to and a security interest in such portions of the Property the security interest in and disposition of which is governed by the Uniform Commercial Code (the "COLLATERAL").

3.02 DEFINITIONS. All terms used herein which are defined in the Georgia Uniform Commercial Code (the "UNIFORM COMMERCIAL CODE") shall have the same meaning herein as in the Uniform Commercial Code unless otherwise indicated herein.

3.03 FINANCING STATEMENTS. No financing statement covering any Collateral or any proceeds thereof is on file in any public office, except for financing statements specifically set forth on an addendum attached hereto, if any, and except for the financing statements executed by Grantor as debtor and naming the Grantee as secured party. At the Grantee's request, the Grantor will join with Grantee in executing one or more financing statements pursuant to the Uniform Commercial Code in form satisfactory to the Grantee, and will pay the cost of filing the same in all public offices wherever filing is deemed by the Grantee to be necessary or desirable. The Grantor authorizes the Grantee to prepare and to file financing statements covering the Collateral signed only by the Grantee and to sign the Grantor's signature to such financing statements in jurisdictions where Grantor's signature is required. The Grantor promises to pay to the Grantee the fees incurred in filing the financing statements, including but not limited to mortgage recording taxes payable in connection with filings on fixtures, which fees shall become part of the indebtedness secured hereby.

3.04 REPRESENTATIONS OF GRANTOR (COLLATERAL). With respect to all of the Collateral, Grantor represents and warrants that:

         (A) The Collateral is used or bought primarily for business purposes;

         (B) If the Loan is a construction loan, the Collateral is being acquired and/or installed with the proceeds of the Note which Grantee may disburse directly to the seller, contractor, or subcontractor;

         (C) All the Collateral will be kept at the address of Grantor shown in Paragraph 5.09(a) or, if not, at the real property described in EXHIBIT A hereto. Grantor promptly shall notify Grantee of any change in the location of the Collateral. Except for transactions in the ordinary course of Grantor's business, Grantor, its agents or employees, will not remove the Collateral from said location without the prior written consent of the Grantee;

         (D) If certificates of title are issued or outstanding with respect to any of the Collateral, the Grantor shall cause the Grantee's interest to be properly noted thereon; and

         (E) Grantor's name has always been as set forth on the first page of this Deed to Secure Debt, except as otherwise disclosed in writing to the Grantee. Grantor promptly shall advise the Grantee in writing of any change in Grantor's name.

3.05 ASSIGNMENT OF LIABILITIES. If at any time or times by sale, assignment, negotiation, pledge, or otherwise, Grantee transfers any or all of the indebtedness or instruments secured hereby, such transfer shall, unless otherwise specified in writing, carry with it Grantee's rights and remedies hereunder with respect to such indebtedness or instruments transferred, and the transferee shall become vested with such rights and remedies whether or not they are specifically referred to in the transfer. If and to the extent Grantee retains any of such indebtedness or instruments, Grantee shall continue to have the rights and remedies herein set forth with respect thereto.

3.06 NO OBLIGATION OF GRANTEE UNDER ASSIGNED CONTRACTS. The Grantee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under any contracts or agreements relating to the Property, and the Grantor shall and does hereby agree to indemnify and hold the Grantee harmless of and from any and all liability, loss or damage which it may or might incur under any such contracts or agreements or under or by reason of the assignment thereof and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in said contracts or agreements. Should the Grantee incur any such liability, loss or damage, under said contracts or agreements or under or by reason of the assignment thereof, or in the defense of any claims or demands asserted against the Grantee in connection with any one or more of said contracts or agreements, the Grantor agrees to reimburse the Grantee for the amount thereof, including costs, expenses and reasonable attorneys' fees immediately upon demand, and until the same are fully reimbursed by the Grantor, all such costs, expenses and attorneys' fees shall be secured by the assignment hereunder and by this Deed to Secure Debt.

3.07 DEFAULT (SECURITY AGREEMENT). Upon the occurrence of any Event of Default, as described in Paragraph 4.01 of this Deed to Secure Debt, the Grantee shall have all rights and remedies set forth in Article IV or elsewhere in this Deed to Secure Debt.

                                   ARTICLE IV
                         EVENTS OF DEFAULT AND REMEDIES

4.01 EVENT OF DEFAULT. The term "EVENT OF DEFAULT," wherever used in this Deed to Secure Debt, shall mean the occurrence or existence of any one or more of the following events or circumstances:

         (A) Failure by the Grantor to pay as and when due and payable any installment of principal, interest or escrow deposit, or other charge payable under the Note, this Deed to Secure Debt or under any other Loan Document and failure to cure such default within three (3) days after receipt of written notice thereof; or

         (B) Failure by the Grantor to duly observe any other covenant, condition or agreement of this Deed to Secure Debt, of the Note, of any of the other Loan Documents or of any of the Other Indebtedness Instruments, or the occurrence of any other Event of Default under any of the other Loan Documents or Other Indebtedness Instruments and failure to cure such default within thirty (30) days after receipt of written notice thereof; or if such default is not capable of cure within 30 days, and Grantor has commenced to cure within the 30-day period and is diligently pursuing same, then within a reasonable period thereafter not to exceed in any event 90 days after receipt of notice; or

         (C) The filing by the Grantor or any guarantor of any indebtedness secured hereby or of any of Grantor's obligations hereunder, of a voluntary petition in bankruptcy or the Grantor's or any such guarantor's adjudication as a bankrupt or insolvent, or the filing by the Grantor or any such guarantor of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or the Grantor's or any such guarantor's seeking or consenting to or acquiescence in the appointment of any trustee, receiver or liquidator of the Grantor or any such guarantor or of all or any substantial part of the Property or of any or all of the rents, revenues, issues, earnings, profits or income thereof, or of any interest or estate therein, or the making of any general assignment for the benefit of creditors or the admission in writing of its inability to pay its debts generally as they become due; or

         (D) The entry by a court of competent jurisdiction or any order, judgment, or decree approving a petition filed against the Grantor or any guarantor of any of the indebtedness secured hereby or of any of Grantor's obligations hereunder, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, which order, judgment or decree remains unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive) from the date of entry thereof, or the appointment of any trustee, receiver or liquidator of the Grantor or any such guarantor or of all or any substantial part of the Property or of any or all of the rents, revenues, issues, earnings, profits or income thereof, or of any interest or estate therein, without the consent or acquiescence of the Grantor and/or any such guarantor which appointment shall remain unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive); or

         (E) The filing or enforcement of any other mortgage on the Property or any part thereof, or of any interest or estate therein; or

         (F) A default or event of default under the Swap Agreement not cured within the cure period, if any, set forth therein.

4.02 ACCELERATION OF MATURITY. If an Event of Default shall have occurred, then the entire balance of the indebtedness (including but not limited to the Loan and the Other Indebtedness) secured hereby with interest accrued thereon shall, at the option of the Grantee, become due and payable without notice or demand, time being of the essence. Any omission on the part of the Grantee to exercise such option when entitled to do so shall not be considered as a waiver of such right.

4.03     RIGHT OF GRANTEE TO ENTER AND TAKE POSSESSION.

         (A) If an Event of Default shall have occurred and be continuing, the Grantor, upon demand of the Grantee, shall forthwith surrender to the Grantee the actual possession of the Property, and if and to the extent permitted by law, the Grantee or its agents may enter and take and maintain possession of all the Property, together with all the documents, books, records, papers and accounts of the Grantor or then owner of the Property relating thereto, and may exclude the Grantor and its agents and employees wholly therefrom.

         (B) Upon every such entering upon or taking of possession, the Grantee, as attorney-in-fact or agent of the Grantor, or in its own name as mortgagee and under the powers herein granted, may hold, store, use, operate, manage and control the Property (or any portion thereof selected by Grantee) and conduct the business thereof either personally or by its agents, and, from time to time (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property;
                  (ii) insure or keep the Property (or any portion thereof selected by Grantee) insured; (iii) manage and operate the Property (or any portion thereof selected by Grantee) and exercise all the rights and powers of the Grantor in its name or otherwise, with respect to the same, including legal actions for the recovery of rent, legal dispossessory actions against tenants holding over and legal actions in distress of rent, and with full power and authority to cancel or terminate any lease or sublease for any cause or on any ground which would entitle the Grantor to cancel the same, and to elect to disaffirm any lease or sublease made subsequent to this Deed to Secure Debt or subordinated to the lien hereof; (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted the Grantee, all as the Grantee from time to time may determine to be to its best advantage; and the Grantee may collect and receive all the income, revenues, rents, issues and profits of the Property (or any portion thereof selected by Grantee), including those past due as well as those accruing thereafter, and, after deducting (aa) all expenses of taking, holding, managing, and operating the Property (including compensation for the services of all persons employed for such purposes), (bb) the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements and purchases and acquisitions, (cc) the cost of such insurance, (dd) such taxes, assessments and other charges prior to this Deed to Secure Debt as the Grantee may determine to pay, (ee) other proper charges upon the Property or any part thereof, and (ff) the reasonable compensation, expenses and disbursements of the attorneys and agents of the Grantee, Grantee shall apply the remainder of the moneys so received by the Grantee, first to the payment of accrued interest under the Note; second to the payment of tax deposits required in Paragraph 1.04; third to the payment of any other sums required to be paid by Grantor under this Deed to Secure Debt or under the other Loan Documents; fourth to the payment of overdue installments of principal on the Note; fifth to the payment of any sums due under Other Indebtedness Instruments, whether principal, interest or otherwise; and the balance, if any, as otherwise required by law.

         (C) Whenever all such Events of Default have been cured and satisfied, the Grantee may, at its option, surrender possession of the Property to the Grantor, or to whomsoever shall be entitled to possession of the Property as a matter of law. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur and be continuing.

4.04     RECEIVER.

         (A) If an Event of Default shall have occurred and be continuing, the Grantee, upon application to a court of competent jurisdiction, shall be entitled, without notice and without regard to the adequacy of any security for the indebtedness hereby secured or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of and to operate the Property and to collect the rents, profits, issues, royalties and revenues thereof.

         (B) The Grantor shall pay to the Grantee upon demand all costs and expenses, including receiver's fees, attorneys' fees, costs and agent's compensation, incurred pursuant to the provisions contained in this Paragraph 4.04; and all such expenses shall be secured by this Deed to Secure Debt.

4.05 RIGHTS OF A SECURED PARTY. Upon the occurrence of an Event of Default, the Grantee, in addition to any and all remedies it may have or exercise under this Deed to Secure Debt, the Note, any of the other Loan Documents, the Other Indebtedness Instruments or under applicable law, may immediately and without demand exercise any and all of the rights of a secured party upon default under the Uniform Commercial Code, all of which shall be cumulative. Such rights shall include, without limitation:

         (A) The right to take possession of the Collateral without judicial process and to enter upon any premises where the Collateral may be located for the purposes of taking possession of, securing, removing, and/or disposing of the Collateral without interference from Grantor and without any liability for rent, storage, utilities or other sums;

         (B) The right to sell, lease, or otherwise dispose of any or all of the Collateral, whether in its then condition or after further processing or preparation, at public or private sale; and unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Grantee shall give to Grantor at least ten (10) days' prior notice of the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition of the Collateral is to be made, all of which Grantor agrees shall be reasonable notice of any sale or disposition of the Collateral;

         (C) The right to require Grantor, upon request of Grantee, to assemble and make the Collateral available to Grantee at a place reasonably convenient to Grantor and Grantee; and

         (D) The right to notify account debtors, and demand and receive payment therefrom.

To effectuate the rights and remedies of Grantee upon default, Grantor does hereby irrevocably appoint Grantee attorney-in-fact for Grantor, with full power of substitution to sign, execute, and deliver any and all instruments and documents and do all acts and things to the same extent as Grantor could do, and to sell, assign, and transfer any collateral to Grantee or any other party.

4.06 POWER OF SALE. (a) If an Event of Default shall have occurred, Grantee, at its option, may sell the Property or any part of the Property at one or more public sale or sales before the door of the courthouse of the county in which the Land or any part of the Land is situated, to the highest bidder for cash, in order to pay the Secured Indebtedness and all expenses of sale and of all proceedings in connection therewith including reasonable attorney's fees, after advertising the time, place and terms of sale once a week for four (4) weeks immediately preceding such sale (but without regard to the number of days) in a newspaper in which Sheriff's sales are advertised in said county. At any such public sale, Grantee may execute and deliver to the purchaser a conveyance of the Property or any part of the Property in fee simple, with full warranties of title and to this end, Grantor hereby constitutes and appoints Grantee the agent and attorney-in-fact of Grantor to make such sale and conveyance, and thereby to divest Grantor of all right, title and equity that Grantor may have in and to the Property and to vest the same in the purchaser or purchasers at such sale or sales, and all the acts and doings of said agent and attorney-in-fact are hereby ratified and confirmed and any recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding upon Grantor. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, are granted as cumulative of the other remedies provided hereby or by law for collection of the Secured Indebtedness and shall not be exhausted by one exercise thereof but may be exercised until full payment of all of the Secured Indebtedness. In the event of any sale under this Deed to Secure Debt by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceeding or otherwise, the Property may be sold as an entirety or in separate parcels and in such manner or order as Grantee in its sole discretion may elect, and if Grantee so elects, Grantee may sell the personal property covered by this Deed to Secure Debt at one or more separate sales in any manner permitted by the Uniform Commercial Code of the State of Georgia, and one or more exercises of the powers herein granted shall not extinguish nor exhaust such powers, until the entire Property are sold or the Secured Indebtedness is paid in full. If the Secured Indebtedness is now or hereafter further secured by any chattel mortgages, pledges, contracts of guaranty, assignments of lease or other security instruments, Grantee may at its option exhaust the remedies granted under any of said security instruments either concurrently or independently, and in such order as Grantee may determine.

         (B) If an Event of Default shall have occurred, Grantee may, in addition to and not in abrogation of the rights covered under Paragraph 4.06(a), either with or without entry or taking possession as herein provided or otherwise, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (i) to enforce payment of the Note or the performance of any term, covenant, conditions or agreement of this Deed to Secure Debt or any other right and (ii) to pursue any other remedy available to it, all as Grantee at its sole discretion shall elect.

4.07 PURCHASE BY GRANTEE. Upon any foreclosure sale or sales of all or any portion of the Property under the power herein granted, Grantee may bid for and purchase the Property and shall be entitled to apply all or any part of the Secured Indebtedness as a credit to the purchase price.

4.08 APPLICATION OF FORECLOSURE OR SALE PROCEEDS. The proceeds of any foreclosure sale pursuant to Paragraph 4.05, or any sale pursuant to Paragraph 4.06, shall be applied as follows:

         (A) First, to the costs and expenses of (i) retaking, holding, storing and processing the Collateral and preparing the Collateral or the Property (as the case may be) for sale, and
                  (ii) making the sale, including reasonable attorneys' fees for such services as may be necessary in the collection of the indebtedness secured by this Deed to Secure Debt or the foreclosure of this Deed to Secure Debt;

         (B) Second, to the repayment of any money, with interest thereon to the date of sale at the applicable rate or rates specified in the Note, this Deed to Secure Debt, the other Loan Documents or the Other Indebtedness Instruments, as applicable, which Grantee may have paid, or become liable to pay, or which it may then be necessary to pay for taxes, insurance, assessments or other charges, liens, or debts as hereinabove provided, and as may be provided in the Note or the other Loan Documents, such repayment to be applied in the manner determined by Grantee;

         (C) Third, to the payment of the indebtedness (including but not limited to the Loan and the Other Indebtedness) secured hereby, with interest to date of sale at the applicable rate or rates specified in the Note, this Deed to Secure Debt, the other Loan Documents or the Other Indebtedness Instruments, as applicable, whether or not all of such indebtedness is then due;

         (D)      Fourth, the balance, if any, shall be paid as provided by law.

4.09 WAIVERS. Grantor hereby waives any rights or remedies on account of any extensions of time, releases granted or other dealings between Grantee and any subsequent owner of the Property. The foregoing waiver shall not be construed as affecting or otherwise amending the provisions of Paragraph 1.16 hereof. Upon the occurrence of an Event of Default, neither Grantor nor anyone claiming through or under Grantor shall or may set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, homestead, exemption or redemption laws now or hereafter in force, to prevent or hinder the enforcement or foreclosure of this Deed to Secure Debt, or the absolute sale of the Property, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereat, and Grantor, for itself and those claiming through or under it, hereby waives to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the Property marshalled upon any foreclosure of the lien hereof. Except for the notices required in Paragraph 4.01 herein, Grantor further waives any and all notices including, without limitation, notice of intention to accelerate the indebtedness secured hereby and notice of acceleration of such indebtedness.

4.10 SUITS TO PROTECT THE PROPERTY. The Grantee shall have power (a) to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Property by any acts which may be unlawful or in violation of this Deed to Secure Debt; (b) to preserve or protect its interest in the Property and in the income, revenues, rents and profits arising therefrom; and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order would impair the security hereunder or be prejudicial to the interest of the Grantee. In case Grantee voluntarily or otherwise shall become a party to any suit or legal proceeding to protect the Property or the security title of this Deed to Secure Debt, Grantee shall be saved harmless and reimbursed by Grantor for any amounts paid, including all reasonable costs, charges and attorneys' fees incurred in any such suit or proceeding, which obligations shall be secured by this Deed to Secure Debt.

4.11 GRANTOR TO PAY THE NOTE ON ANY DEFAULT IN PAYMENT; APPLICATION OF MONEYS BY GRANTEE. If default shall occur in the payment of any amount due under this Deed to Secure Debt, the Note, any of the other Loan Documents or any of the Other Indebtedness Instruments, or if any other Event of Default shall occur under this Deed to Secure Debt, then, upon demand of the Grantee, the Grantor shall pay to the Grantee the whole amount due and payable under the Note and under all Other Indebtedness Instruments; and in case the Grantor shall fail to pay the same forthwith upon such demand, the Grantee shall be entitled to sue for and to recover judgment for the whole amount so due and unpaid together with costs, which shall include the reasonable compensation, expenses and disbursements of the Grantee's agents and attorneys.

4.12 DELAY OR OMISSION NO WAIVER. No delay or omission of the Grantee or of any holder of the Note to exercise any right, power or remedy accruing upon any default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such default, or acquiescence therein; and every right, power and remedy given by the Note, this Deed to Secure Debt, any of the other Loan Documents, or the Other Indebtedness Instruments to the Grantee may be exercised from time to time and as often as may be deemed expedient by the Grantee.

4.13 NO WAIVER OF ONE DEFAULT TO AFFECT ANOTHER. No waiver of any default hereunder, under any of the other Loan Documents, or under any of the Other Indebtedness Instruments shall extend to or shall affect any subsequent or any other then existing default or shall impair any rights, powers or remedies consequent thereon.

If the Grantee (a) grants forbearance or an extension of time for the payment of any indebtedness secured hereby; (b) takes other or additional security for the payment thereof; (c) waives or does not exercise any right granted herein, in the Note, in any of the other Loan Documents, or in any of the Other Indebtedness Instruments; (d) releases any part of the Property from this Deed to Secure Debt or otherwise changes any of the terms of this Deed to Secure Debt, the Note, any of the other Loan Documents or the Other Indebtedness Instruments; (e) consents to the filing of any map, plat, or replat of or consents to the granting of any easement on, all or any part of the Property; or
(f) makes or consents to any agreement subordinating the priority of this Deed to Secure Debt, any such act or omission shall not release, discharge, modify, change, or affect the original liability under this Deed to Secure Debt, the Note, the other Loan Documents, or the Other Indebtedness Instruments of the Grantor or any subsequent purchaser of the Property or any part thereof, or any maker, co-signer, endorser, surety or guarantor; nor shall any such act or omission preclude the Grantee from exercising any right, power or privilege herein granted or intended to be granted in the event of any other default then made or of any subsequent default, nor, except as otherwise expressly provided in an instrument or instruments executed by the Grantee shall the provisions of this Deed to Secure Debt be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Property, the Grantee, without notice to any person, corporation or other entity (except notice shall be given to Grantor so long as Grantor remains liable under the Note, this Deed to Secure Debt or any of the other Loan Documents) hereby is authorized and empowered to deal with any such vendee or transferee with reference to the Property or the indebtedness secured hereby, or with reference to any of the terms or conditions hereof, or of the other Loan Documents, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder.

4.14 DISCONTINUANCE OF PROCEEDINGS - POSITION OF PARTIES RESTORED. In case the Grantee shall have proceeded to enforce any right or remedy under this Deed to Secure Debt by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Grantee, then and in every such case the Grantor and the Grantee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of the Grantee shall continue as if no such proceeding had been taken.

4.15 REMEDIES CUMULATIVE. No right, power, or remedy conferred upon or reserved to the Grantee by this Deed to Secure Debt is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder, or under the Note, any of the other Loan Documents, the Other Indebtedness Instruments or now or hereafter existing at law or in equity or by statute.

4.16     WAIVER OF GRANTOR'S RIGHTS. BY EXECUTION OF THIS DEED, GRANTOR
EXPRESSLY: (A) ACKNOWLEDGES THE RIGHT OF GRANTEE TO ACCELERATE THE INDEBTEDNESS EVIDENCED BY THE NOTE AND ANY OTHER SECURED INDEBTEDNESS AND THE POWER OF ATTORNEY GIVEN HEREIN TO GRANTEE TO SELL THE

PREMISES BY NONJUDICIAL FORECLOSURE UPON DEFAULT BY GRANTOR WITHOUT ANY JUDICIAL HEARING AND WITHOUT ANY NOTICE OTHER THAN SUCH NOTICE (IF ANY) AS IS SPECIFICALLY REQUIRED TO BE GIVEN UNDER THE PROVISIONS OF THIS DEED; (B) WAIVES ANY AND ALL RIGHTS WHICH GRANTOR MAY HAVE UNDER THE CONSTITUTION OF THE UNITED STATES OF AMERICA (INCLUDING, WITHOUT LIMITATION, THE FIFTH AND FOURTEENTH AMENDMENTS THEREOF), THE VARIOUS PROVISIONS OF THE CONSTITUTIONS FOR THE SEVERAL STATES, OR BY REASON OF ANY OTHER APPLICABLE LAW, (1) TO NOTICE AND TO JUDICIAL HEARING PRIOR TO THE EXERCISE BY GRANTEE OF ANY RIGHT OR REMEDY HEREIN PROVIDED TO GRANTEE, EXCEPT SUCH NOTICE (IF ANY) AS IS SPECIFICALLY REQUIRED TO BE GIVEN UNDER THE PROVISIONS OF THIS DEED, AND (2) CONCERNING THE APPLICATION, RIGHTS OR BENEFITS OF ANY STATUTE OF LIMITATION OR ANY MORATORIUM, REINSTATEMENT, MARSHALING, FORBEARANCE, APPRAISEMENT, VALUATION, STAY, EXTENSION, HOMESTEAD, EXEMPTION OR REDEMPTION LAWS; (C) ACKNOWLEDGES THAT GRANTOR HAS READ THIS DEED AND ANY AND ALL QUESTIONS OF GRANTOR REGARDING THE LEGAL EFFECT OF THIS DEED AND ITS PROVISIONS HAVE BEEN EXPLAINED FULLY TO GRANTOR, AND GRANTOR HAS CONSULTED WITH COUNSEL OF GRANTOR'S CHOICE PRIOR TO EXECUTING THIS DEED; AND (D) ACKNOWLEDGES THAT ALL WAIVERS OF THE AFORESAID RIGHTS OF GRANTOR HAVE BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY BY GRANTOR AS PART OF A BARGAINED-FOR LOAN TRANSACTION AND THAT THIS DEED IS VALID AND ENFORCEABLE BY GRANTEE AGAINST GRANTOR IN ACCORDANCE WITH ALL THE TERMS AND CONDITIONS HEREOF.

                                    ARTICLE V
                                  MISCELLANEOUS

5.01 BINDING EFFECT. Wherever in this Deed to Secure Debt one of the parties hereto is named or referred to, the heirs, administrators, executors, successors, assigns, distributees, and legal and personal representatives of such party shall be included, and all covenants and agreements contained in this Deed to Secure Debt by or on behalf of the Grantor or by or on behalf of Grantee shall bind and inure to the benefit of their respective heirs, administrators, executors, successors, assigns, distributees, and legal and personal representatives, whether so expressed or not. Notwithstanding the foregoing, the Grantor shall not be entitled to assign any of its rights, titles, and interests hereunder, or to delegate any of its obligations, liabilities, duties, or responsibilities hereunder, and will not permit any such assignment or delegation to occur (voluntarily or involuntarily, or directly or indirectly), without the prior written consent of the Grantee.

5.02 HEADINGS. The headings of the articles, sections, paragraphs and subdivisions of this Deed to Secure Debt are for convenience of reference only, are not to be considered a part hereof, and shall not limit or otherwise affect any of the terms hereof. "Herein," "hereby," "hereunder," "hereof," and other equivalent words or phrases refer to this Deed to Secure Debt and not solely to the particular portion thereof in which any such word or phrase is used, unless otherwise clearly indicated by the context.

5.03 GENDER; NUMBER. Whenever the context so requires, the masculine includes the feminine and neuter, the singular includes the plural, and the plural includes the singular.

5.04 INVALID PROVISIONS TO AFFECT NO OTHERS. In case any one or more of the covenants, agreements, terms or provisions contained in this Deed to Secure Debt, in the Note, in any of the other Loan Documents, or in the Other Indebtedness Instruments shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein, and in the Note, in the other Loan Documents and in the Other Indebtedness Instruments shall be in no way affected, prejudiced or disturbed thereby.

5.05 LOAN DOCUMENTS. Wherever reference is made herein to this Deed to Secure Debt, the Note, the Loan Documents, or the Other Indebtedness Instruments, such reference shall include all renewals, extensions, modifications and refinancings thereof.

5.06 INSTRUMENT UNDER SEAL. This Deed to Secure Debt is given under the seal of all parties hereto, and it is intended that this Deed to Secure Debt is and shall constitute and have the effect of a sealed instrument according to law.

5.07 INTEREST NOT TO EXCEED MAXIMUM ALLOWED BY LAW. The parties hereto shall in no event be deemed to have contracted for a greater rate of interest than the maximum rate permitted by law. Should a greater amount be collected, it shall be construed as a mutual mistake of the parties and the excess shall be returned to the party paying same.

5.08 GOVERNING LAW. THIS DEED TO SECURE DEBT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

5.09     ADDRESSES OF PARTIES.

         (A)      NAME OF GRANTOR (DEBTOR):       Roberts Properties
                                                  Residential, L.P.

                  ADDRESS OF GRANTOR:             8010 Roswell Road
                                                  Suite 120
                                                  Atlanta, Georgia  30350


         (B)      NAME OF BANK (SECURED PARTY
                  AND GRANTEE):                   Compass Bank

                  ADDRESS OF BANK:                P.O. Box 10566
                                                  Birmingham, Alabama 35296
                                                  Attention: Commercial Real
                                                  Estate Loan Department

5.10 RIDER. Additional provisions of this Deed to Secure Debt, if any, are set forth below or on a Rider attached hereto and made a part hereof.

         IN WITNESS WHEREOF, Grantor has caused this Deed to Secure Debt to be executed under seal and delivered as of the day and year first above written.

Signed, sealed and delivered              GRANTOR:
in the presence of :


                                          ROBERTS PROPERTIES RESIDENTIAL, L.P.,
/s/ Lyssa Fagan                           a Georgia limited partnership
-----------------------------------
Witness
                                          BY:  ROBERTS REALTY INVESTORS, INC.,
                                               a  Georgia corporation,
                                               its general partner



/s/ Debra E. Compton
-----------------------------------
Notary Public
                                               By: /s/ Charles R. Elliott
                                                   -----------------------------
My Commission expires: July 27, 2004           Title: Chief Financial Officer
                                                      --------------------------

      [NOTARIAL SEAL]                                    [CORPORATE SEAL]

                                    EXHIBIT A

                               DESCRIPTION OF LAND

                                      RIDER

1. Notwithstanding anything to the contrary in Sections 1.06 and 1.07 of this Deed to Secure Debt, (i) in the event that the Property shall be damaged by casualty or condemnation; and (ii) in Grantee's judgment, the damage to the Property can be repaired in a timely and economically feasible manner, and in a manner which causes the Property to remain in compliance with applicable building, zoning and subdivision codes; such insurance proceeds or condemnation proceeds shall be made available by Grantee to reimburse for the costs of repair and restoration of the Property, subject to the following conditions:

         (a) There shall be no Event of Default hereunder or under any of the Loan Documents;

         (b) No portion of the proceeds shall be made available for architectural review or other purposes not directly attributable to the cost of reconstructing the portions of the Property taken, damaged or destroyed unless insurance proceeds or monies deposited by Grantor are sufficient to pay for such review or other purposes.

         (c) Grantor shall have provided assurances satisfactory to Grantee that such repairs can be timely completed (including without limitation depositing with Grantee such amounts as in the opinion of Grantee may be required in addition to the available insurance or condemnation proceeds, to fully pay the cost of such repair and restoration); and

         (d) Each disbursement by Grantee of such proceeds and deposits (i) shall be funded on a periodic basis, but not more frequently than monthly, (ii) shall not in any instance be in an amount greater than the actual cost of such repair and restoration which has been performed (aa) since the date of performance of that portion of such work which was reimbursed with the immediately preceding disbursement, or (bb) with respect to the first disbursement, since the date of commencement of such work (which cost shall be verified in writing in each instance by an architect, engineer or other party theretofore approved by Grantee), (iii) shall be further conditioned upon satisfaction that any undisbursed proceeds and deposits are sufficient to fully pay the then remaining costs of completing such repair and restoration, and (iv) conditioned upon the approval of each draw request by an architect or engineer approved by Grantee (whose expenses shall be paid by Grantor) as to the matters described in (i) - (iii) above and that the work is being performed in accordance with plans and specifications for such work which have been previously submitted to and approved in writing by Grantee. In the event and to the extent such insurance proceeds or condemnation proceeds are not required or used for the repair and restoration of the Property as aforesaid, Grantee shall be entitled to apply such sums on account of the indebtedness secured by this Deed to Secure Debt, regardless of whether the same shall then be due and payable, and any balance of such sums thereafter remaining shall be paid to Grantor.

2. Whenever reference is made to the payment of "reasonable attorney's fees" or words of similar import in this Deed to Secure Debt, the Note, the Continuing Guaranty of even date executed by Roberts Realty Investors, Inc. and the other Loan Documents, the same shall mean and refer to the payment of actual attorney's fees incurred based upon the attorney's normal hourly rate and the number of hours worked, and not the statutory attorney's fees defined in O.C.G.A. ss. 13-1-11.